Exhibit 99.1

Arrive AI Appoints T-Mobile Executive Michael Fitz to Board of Directors

INDIANAPOLIS, INDIANA / ACCESS Newswire / April 14, 2026 / Arrive AI (NASDAQ:ARAI), an autonomous delivery network anchored by patented AI-powered Arrive Points™, announced today that Michael Fitz, Vice President of Solution Sales and Indirect Channels at T-Mobile for Business, has joined its Board of Directors. Fitz brings more than three decades of experience in telecommunications, enterprise technology, and global network solutions to Arrive AI as it continues to scale its platform and expand market adoption.

“Mike Fitz brings strategic thinking from the perspective of a $220B + market cap company in an parallel field with the aligned vision and buy-in of what we are building here at Arrive AI each day! Arrive AI continues to have world class leadership validate our mission through their joining of our journey! I am both humbled and flattered,” said Dan O’Toole, CEO of Arrive AI. “As we continue to build the infrastructure and network powering the last inch of the last-mile delivery, his insight into 5G, IoT, and partner ecosystems will be invaluable in accelerating our growth and delivering long-term value for our shareholders.”

Fitz currently leads national teams at T-Mobile for Business delivering advanced connectivity and technology solutions, including 5G, fixed wireless internet, IoT, collaboration, and security, helping organizations operate more efficiently and stay connected. He also oversees T-Mobile’s partner and reseller ecosystem, expanding market reach through third-party providers and enabling end-to-end customer solutions.

Previously, Fitz served as General Manager of T-Mobile’s Global Wireline business, a multi-billion-dollar division delivering fiber, dedicated internet, private networks, and managed services solutions for enterprise and carrier customers worldwide. In that role, he led strategy, operations, product portfolio, and commercial performance, guiding the business through significant growth, modernization, and its successful divestiture.

Fitz has spent more than 30 years with T-Mobile and Sprint, holding leadership roles across customer service, strategy, sales engineering, and product management. He has received multiple executive leadership recognitions and industry honors, including Fierce Telecom’s “Rising Star of Wireline.” Earlier in his career, he worked at GE in network and data security after completing GE’s Information Systems Management Program.

“Arrive AI sits at the intersection of artificial intelligence and the physical movement of goods, with a clear opportunity to reshape how those worlds connect,” said Michael Fitz. “I’m excited to join the Board and support the team as they scale the platform, expand adoption, and build lasting shareholder value.”

Fitz also brings extensive governance and nonprofit leadership experience, having served 12 years on the Board of Directors of National Safe Place, including six years as Chairman, supporting runaway and homeless youth nationwide.

Mr. Fitz holds an MBA from the University of Maryland and a bachelor’s degree in Computer Engineering from Bucknell University. He lives in Leesburg, Virginia with his wife and family.

Arrive AI makes autonomous delivery work, ensuring security and chain-of-custody to the intended recipients at the right time. The company provides tracking data, smart logistics alerts and advanced custody controls to secure last-mile delivery for shippers, delivery services, and autonomous networks. Arrive AI’s foundational patent - for a universal access point that asynchronously interacts with people, robots and drones - was filed four days before Amazon’s. Since then, the company has expanded its IP portfolio to include numerous claims and patents such as climate assistance and anti-theft features.

About Arrive AI

Arrive AI’s patented Autonomous Last Mile (ALM) platform enables secure, efficient delivery to and from a smart, AI-powered mailbox, whether by drone, ground robot or human courier. The platform provides real-time tracking, smart logistics alerts and advanced chain of custody controls to support shippers, delivery services and autonomous networks. By combining artificial intelligence with autonomous technology, Arrive AI makes the exchange of goods between people, robots and drones frictionless and convenient. Its system integrates with smart home devices such as doorbells, lighting and security systems to streamline the entire last-mile delivery experience. Learn more at www.arriveai.com (http://www.arriveai.com/).

Media contact: Kylie Conway at media@arriveai.com

Investor Relations Contact: Alliance Advisors IR, ARAI.IR@allianceadvisors.com

Cautionary Note Regarding Forward Looking Statements

This news release and statements of Arrive AI’s management in connection with this news release or related events contain or may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements (including statements related to the closing, and the anticipated benefits to the Company, of the private placement described herein) related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “potential”, “will”, “should”, “could”, “would” ,”optimistic” or “may” and other words of similar meaning. These forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve significant known and unknown risks, uncertainties and other factors which may be beyond our control. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. Potential investors should review Arrive AI’s Registration Statement for more complete information, including the risk factors that may affect future results, which are available for review at www.sec.gov (http://www.sec.gov/). Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law.

SOURCE: Arrive AI Inc.